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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 30, 2003



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                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                       0-22183               95-2988062
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)

       6001 OAK CANYON, IRVINE, CA                                  92618
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (949) 451-1450
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On September 30, 2003, Meade Instruments Corp. issued a press release announcing that John C. Diebel will resign from the Company's Board of Directors effective October 30, 2003. A copy of the press release is furnished as Exhibit
99.1 to this report.










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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  SEPTEMBER 30, 2003                 MEADE INSTRUMENTS CORP.






                                                 /S/ BRENT W. CHRISTENSEN
                                           -------------------------------------
                                                   BRENT W. CHRISTENSEN
                                           SENIOR VICE PRESIDENT - FINANCE AND
                                                 CHIEF FINANCIAL OFFICER





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                                INDEX OF EXHIBITS


NUMBER       EXHIBIT
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99.1         Press release, dated September 30, 2003, issued by Meade
             Instruments Corp.












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